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EXHIBIT 10.28

                               SECURITY AGREEMENT

                          DATED AS OF NOVEMBER 22, 1996

                                      AMONG

                     LUNN INDUSTRIES, INC. AND ALCORE, INC.

                                       AND

                      FIRST UNION NATIONAL BANK OF MARYLAND









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                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THIS "AGREEMENT") IS DATED AS OF NOVEMBER 22, 1996 AND IS BETWEEN LUNN INDUSTRIES, INC., A DELAWARE CORPORATION, AND ALCORE, INC., A DELAWARE CORPORATION (BOTH OF WHICH SHALL BE REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY AS THE "BORROWER"), AND FIRST UNION NATIONAL BANK OF MARYLAND, A NATIONAL BANKING ASSOCIATION (THE "BANK").

                  The Borrower and the Bank are parties to a Credit Agreement dated as of November 22, 1996 (as the same may be amended, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Borrower under such agreement or any successor agreement, the "Credit Agreement"). To induce the Bank to enter into the Credit Agreement, and as a condition precedent to the Bank's obligations thereunder, the Borrower has agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) to secure the Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01 DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that:

                  SECTION 2.01 TITLE TO COLLATERAL. The Borrower has good and marketable title to all of the Collateral, free and clear of any Liens other than Permitted Liens. The Borrower has taken all actions necessary under the UCC to perfect its interest in any Accounts and "chattel paper" (as defined in the UCC) purchased or otherwise acquired by it, as against its assignors and creditors of its assignors. The Borrower has not performed any acts which might prevent the Bank from enforcing any of the terms of this Agreement or which would limit the Bank in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Bank or its designee may have possession of Collateral as contemplated hereby and by the Credit Agreement.


                  SECTION 2.02 VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS. The Security Interests constitute valid security interests under the UCC securing the Obligations. When UCC financing statements containing a description of the Collateral in the form specified in Exhibit B hereto shall have been filed in the offices specified in Schedule 4.01 hereto, the Security Interests shall constitute perfected security interests in all right, title and interest of the Borrower in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for Permitted Liens.

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                  SECTION 2.03 INSURANCE. The Inventory and Equipment are
insured in accordance with the requirements of the Credit Agreement.

                  SECTION 2.04 FAIR LABOR STANDARDS ACT. All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended from time to time, or any successor statute, and regulations promulgated thereunder.

                  SECTION 2.05 PATENTS AND TRADEMARKS. As of the date hereof, the Borrower does not have any Patents, Patent Licenses, Trademarks or Trademark Licenses.

                                   ARTICLE III

                                SECURITY INTEREST

                  SECTION 3.01 GRANT OF SECURITY INTERESTS. In order to secure the full and punctual payment of all of the Obligations in accordance with the terms thereof (regardless of whether any Loan was advanced on the basis of the Lunn Borrowing Base or the Alcore Borrowing Base), and to secure the performance of all of the obligations of the Borrower hereunder and under the Credit Agreement and the other Loan Documents, the Borrower hereby jointly and severally grants to the Bank a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located.

                  SECTION 3.02 CONTINUING LIABILITY OF THE BORROWER. The Security Interests are granted as security only and shall not subject the Bank to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

                  SECTION 3.03 INSURANCE ACCOUNT.

                  (a) Creation of and Deposits to Insurance Account. Promptly upon and at all times after the receipt of any cash proceeds of insurance policies, awards of condemnation or other compensation required to be paid to the Bank pursuant to Section 4.10 of this Agreement (the "Insurance Proceeds"), the Borrower shall establish and shall thereafter maintain a cash collateral account (the "Insurance Account") at the offices of the Bank or such other bank as the Borrower and the Bank may agree (the "Insurance Account Bank"), in the name and under the exclusive control of the Bank. Forthwith upon such establishment, the Borrower shall notify the Bank of the location, account name and account number of such account. The Borrower hereby agrees to cause any Insurance Proceeds received from time to time after the establishment of the Insurance Account to be deposited therein as set forth in this paragraph. Any Insurance Proceeds received from time to time by the Bank in respect of which the Bank is an insured party and loss payee shall be promptly deposited in the Insurance Account as set forth in this paragraph. Any income received with respect to the balance from time to time standing to the credit of the Insurance Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Insurance Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Insurance Account together with any Liquid Investments from time to time made pursuant to Section 3.03(c) shall vest in the Bank, shall constitute part of the Collateral and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                  (b) Withdrawals from Insurance Account. The balance from time to time standing to the credit of the Insurance Account shall be subject to withdrawal only upon the instructions of the Bank. Except upon the occurrence and continuation of a Default, the Bank agrees to give instructions to distribute such amounts to the Borrower at such times and in such amounts as the Borrower shall request for the purpose of repairing, reconstructing or replacing the property in respect of which such Insurance Proceeds were received. Any such request shall be accompanied by a certificate of the chief executive officer or treasurer of the Borrower setting forth in detail reasonably satisfactory to the Bank the repair, reconstruction or replacement for

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      which such funds will be expended. If immediately available cash on deposit in the Insurance Account is not sufficient to make any distribution to the Borrower referred to in the previous sentence of this
      Section 3.03(b), the Bank shall cause to be liquidated as promptly as practicable such Liquid Investments in the Insurance Account designated by the Borrower as are required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Article III, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Bank may (in its sole discretion) apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Insurance Account in the manner specified in Section 5.04.

                  (c) Investment of Funds in Insurance Account. Amounts on deposit in the Insurance Account shall be invested and re-invested from time to time in such Liquid Investments as the Borrower shall determine, which Liquid Investments shall be held in the name and be under the control of the Bank, provided that, if an Event of Default has occurred and is continuing, the Bank may liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof in the manner specified in Section 5.04. For this purpose, "Liquid Investments" means Cash Equivalents; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Bank and (ii) in order to provide the Bank with a perfected security interest therein, each Liquid Investment shall be either:

                           (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Bank, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Bank or an agent thereof (which shall not be the Borrower or any of its Affiliates) in the State of Maryland; or

                           (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Bank) appropriate measures shall have been taken for perfection of the Security Interests.

                  SECTION 3.04 CASH PROCEEDS ACCOUNTS.

                  (a) Creation of Cash Proceeds Accounts. There is hereby established with the Bank (i) a cash collateral account in the name of "Lunn Industries, Inc. - First Union National Bank of Maryland", and (ii) a cash collateral account in the name of "Alcore, Inc. - First Union National Bank of Maryland" (each, a "Cash Proceeds Account" and collectively, the "Cash Proceeds Accounts"), and under the exclusive control of the Bank into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Bank pursuant to paragraph (b) of this Section or any other provision of the Loan Documents. Any income received by the Bank with respect to the balance from time to time standing to the credit of a Cash Proceeds Account, including any interest, shall remain, or be deposited, in the applicable Cash Proceeds Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Proceeds Accounts shall vest in the Bank, shall constitute part of the Collateral and shall not constitute payment of the Obligations until applied thereto as hereinafter provided.

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                  (b) Deposits to Cash Proceeds Account. The Borrower shall
      instruct all Account Debtors and other Persons obligated in respect of Accounts and other Collateral to make all payments in respect of the Accounts or other Collateral directly to the Bank (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Bank). Upon the earlier of (i) notification by the Bank and (ii) the occurrence of a Default or an Event of Default, all such payments made to the Bank shall be deposited in the applicable Cash Proceeds Account. In addition to the foregoing, the Borrower agrees that if the proceeds of any Collateral (including the payments made in respect of Accounts) shall be received by it, the Borrower shall as promptly as possible deposit such proceeds to the applicable Cash Proceeds Account. Until so deposited, all such proceeds shall be held in trust by the Borrower for and as the property of the Bank and shall not be commingled with any other funds or property of the Borrower. The Borrower hereby irrevocably authorizes and empowers the Bank, its officers, employees and authorized agents to endorse and sign its name on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the Borrower prior to any endorsement or assignment thereof by the Bank. The Bank may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

                  (c) Withdrawals from Cash Proceeds Account. Collected funds on deposit in the Cash Proceeds Accounts shall be withdrawn by the Bank on the Business Day following the day on which the Bank considers the funds deposited therein to be collected funds and applied to repay the Obligations which are then due and payable. Until a Default shall occur, all collected funds remaining on deposit in the Cash Proceeds Account after the application required by the preceding sentence shall then be deposited in each Borrower's respective Operating Account, as applicable.

                                  ARTICLE IV

                                  COVENANTS

                  The Borrower covenants and agrees with the Bank that until the payment in full of all Obligations and until there is no Commitment by the Bank to make further advances, incur obligations or otherwise give value, the Borrower will comply with the following:

                  SECTION 4.01 DELIVERY OF PERFECTION CERTIFICATE; FILING OF FINANCING STATEMENTS AND DELIVERY OF SEARCH REPORTS. On or prior to the Effective Date, the Borrower shall deliver the Perfection Certificate to the Bank and shall cause all filings and recordings and other actions specified in
Schedule 4.01 hereto to have been completed. The information set forth in the Perfection Certificate shall be correct and complete. Not later than 60 days following the Closing Date, the Borrower shall furnish to the Bank file search reports from each UCC filing office set forth in Schedule 4.01 confirming the filing information set forth in such Schedule.

                  SECTION 4.02 CHANGE OF NAME, IDENTITY OR STRUCTURE; LOCATIONS OF PLACES OF BUSINESS, CHIEF EXECUTIVE OFFICE AND COLLATERAL. The Borrower will not change its name, identity or corporate structure in any manner unless it shall have given the Bank not less than 30 days' prior notice thereof. The Borrower will not change the location of (i) its place or places of business, its chief executive office or its chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Bank not less than 30 days' prior notice thereof. The Borrower shall not in any event change the location of its place or places of business, its chief executive office or any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  SECTION 4.03 FURTHER ASSURANCES. The Borrower will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements under the UCC and

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any filings with the United States Patent and Trademark Office) that from time to time may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Bank to obtain the full benefit of this Agreement, or to enable the Bank to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable law with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Bank to execute and file financing statements or continuation statements without the Borrower's signature appearing thereon. The Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  SECTION 4.04 COLLATERAL IN POSSESSION OF OTHER PERSONS. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Borrower's agents or processors, the Borrower shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Bank's account subject to the Bank's instructions. The Borrower agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or other receipt in the nature thereof shall not be "negotiable" (as -104 of the Uniform Commercial Code in any relevant jurisdiction or under other relevant law).

                  SECTION 4.05 BOOKS AND RECORDS. The Borrower shall keep full and accurate books and records relating to the Collateral, including, without limitation, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Borrower will make the same available to the Bank for inspection, at the Borrower's own cost and expense, at any and all reasonable times upon demand. Upon direction by the Bank, the Borrower shall stamp or otherwise mark such books and records in such manner as the Bank may reasonably require in order to reflect the Security Interests.

                  SECTION 4.06 DELIVERY OF INSTRUMENTS. The Borrower will immediately deliver each Instrument, certificated security and uncertificated security to the Bank indorsed (as applicable) to the Bank; provided that so long as no Event of Default shall have occurred and be continuing and except as provided by any other Loan Document, the Borrower may retain for collection in the ordinary course of business any Instruments (other than certificated securities, checks, drafts and other Instruments constituting payments in respect of Accounts and other Collateral, as to which the provisions of Section 2.08(c) of the Credit Agreement and Section 3.04 hereof shall apply) received by it in the ordinary course of business and the Bank shall, promptly upon request of the Borrower, make appropriate arrangements for making any other Instrument pledged by the Borrower available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Bank, against trust receipt or like document).

                  SECTION 4.07 MODIFICATION OF ASSIGNED AGREEMENTS, ETC. The Borrower shall keepssigned Agreements. The Borrower will not, except with the consent of the Bank amend, modify, extend, renew, cancel or terminate any Assigned Agreement, waive any default under or breach of any Assigned Agreement, compromise or settle any material dispute, claim, suit or legal proceeding relating to any Assigned Agreement, sell or assign any Assigned Agreement or interest therein, consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein, or take any other action in connection with any Assigned Agreement which would impair the value of the interests or rights of the Borrower thereunder or which would impair the interests or rights of the Bank under this Agreement, except that, unless the Bank shall have notified the Borrower upon the occurrence of a Default or Event of Default that this exception is no longer applicable, the Borrower may modify, make adjustments with respect to, extend or renew any Assigned Agreements in the ordinary course of business. The Borrower will duly fulfill all of its obligations under or in connection with the Assigned Agreements.

                  SECTION 4.08 CERTIFICATES OF TITLE; FIXTURES. The Borrower shall (i) on or prior to the date of

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the first Loan advance, in the case of Equipment constituting one or more titled vehicles now owned and (ii) within 10 days of acquiring any other Equipment constituting one or more titled vehicles, deliver to the Bank any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Bank to be named as lienholder on any such certificate of title or other evidence of ownership. The Borrower shall promptly inform the Bank of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

                  SECTION 4.09 DISPOSITION OF COLLATERAL. Without the prior written consent of the Bank, the Borrower will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except that, subject to the rights of the Bank hereunder if an Event of Default shall have occurred and be continuing, the Borrower may sell, lease or exchange Inventory and obsolete, unused or unnecessary Equipment in the ordinary course of business, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Bank.

                  SECTION 4.10 INSURANCE. Prior to the Closing Date, the Borrower will cause the Bank to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. The Borrower will deliver to the Bank, upon its request, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Bank, provide for coverage to the Bank regardless of the breach by the Borrower of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of $50,000 per claim shall be adjusted with and payable to the Bank and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days after receipt by the Bank of notice thereof. The Borrower hereby appoints the Bank as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies. The Borrower assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Borrower to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Borrower.

                  SECTION 4.11 INFORMATION REGARDING COLLATERAL. The Borrower will, promptly upon request, provide to the Bank all information and evidence it may reasonably request concerning the Collateral to enable the Bank to enforce the provisions of this Agreement.

                  SECTION 4.12 COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                  (a) The Borrower (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of the Borrower's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number or indication that a Patent is pending as required by the Patent laws.

                  (b) The Borrower (either itself or, if permitted by law, through its licensees or its sublicensees) will, for each Trademark material to the conduct of the Borrower's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law, (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights and (v) not permit any assignment in gross of such Trademark.


                  (c) The Borrower (either itself or through licensees) will, for each work covered by a material copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice.

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                  (d) The Borrower shall notify the Bank immediately if it knows or has reason to know that any Patent, Trademark or copyright (or any application or registration relating thereto) material to the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court) regarding the Borrower's ownership of any Patent, Trademark or copyright, its right to register the same or to keep and maintain the same.

                  (e) The Borrower will take all necessary steps to file, maintain and pursue each material application relating to the Patents, Trademarks and/or copyrights (and to obtain the relevant grant or registration) and to maintain each registration of the Patents, Trademarks and copyrights which is material to the conduct of the Borrower's business, including filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

                  (f) In the event that any rights to any Patent, Trademark, copyright or License relating thereto material to the conduct of the Borrower's business is believed infringed, misappropriated or diluted by a third party, the Borrower shall notify the Bank promptly after it learns thereof and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark, copyright or License.

                  (g) In no event shall the Borrower, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless not less than 10 days prior thereto it informs the Bank, and, upon request of the Bank, executes and delivers any and all agreements, instruments, documents and papers as the Bank may request to evidence the Security Interests in such Patent, Trademark or copyright and the goodwill or accounts and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby appoints the Bank its attorney-in-fact to execute and file such writings for the foregoing purposes.


                                  ARTICLE V

                        REMEDIES; RIGHTS UPON DEFAULT

                  SECTION 5.01 GENERAL AUTHORITY. The Borrower hereby irrevocably appoints the Bank its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Bank or otherwise, for the sole use and benefit of the Bank, but at the Borrower's expense, to the extent permitted by law to exercise at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Obligations are paid in full and until there is no Commitment by the Bank to make further advances, incur obligations or otherwise give value:

                           (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                           (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                           (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or

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         avails thereof, including without limitation for the implementation of any assignment, lease, License, sublicense, grant of option, sale or other disposition of any Patent, Trademark or copyright or any action related thereto, as fully and effectually as if the Bank were the absolute owner thereof, and

                           (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Bank shall give the Borrower not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Bank and the Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. Except as otherwise provided herein, the Borrower hereby waives, to the extent permitted by applicable law, notice and judicial hearing in connection with the Bank's taking possession or the Bank's dispositions of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Borrower would otherwise have under the Constitution or any statute of the United States or of any state.


                  SECTION 5.02 REMEDIES UPON EVENT OF DEFAULT.

                  (a) If any Event of Default has occurred and is continuing, the Bank may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Bank may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 5.04 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Obligations in full or cannot be so applied for any reason, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Bank may deem satisfactory. The Bank may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Borrower will execute and deliver such documents and take such other action as the Bank deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 5.01 shall (he time ad place fixed for such sale, and (ii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Bank may determine. The Bank shall not be obligated to make any such sale pursuant to any such notice. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Bank, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Bank may (i) require the Borrower to, and the Borrower agrees that it will, at its expense and upon the request of the Bank, forthwith assemble all or any part of the Collateral as directed by the Bank and make it available at a place
designated by the Bank which is, in the Bank's opinion, reasonably convenient to the Bank and the Borrower, whether at the premises of the Borrower or otheower's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Bank shall be entitled to a decree requiring specific performance by the Borrower of such obligations; (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to the Bank seize and remove such Collateral from such premises; (iii) have access to and use the Borrower's books and records relating to the Collateral; and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Borrower, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Bank deems appropriate and, in connection with such preparation and disposition, use without charge any Patent, Trademark, copyright, License relating thereto or technical process used by the Borrower. The Bank may also render any or all of the Collateral unusable at the Borrower's premises and may dispose of such Collateral on such premises without liability for rent or costs.

                  (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

                           (i) the Bank may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents, Trademarks or copyrights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Bank shall in its sole discretion determine;

                           (ii) the Bank may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Borrower in, to and under any Patent License, Trademark License or license with respect to copyrights and take or refrain from taking any action under any provision thereof, and the Borrower hereby releases the Bank from, and agrees to hold the Bank free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

                           (iii) upon request by the Bank, the Borrower will use its best efforts to obtain all requisite consents or approvals by the licensor or sublicensor of each Patent License, license with respect to copyrights or Trademark License to effect the assignment of all of the Borrower's rights, title and interest thereunder to the Bank or its designee and will execute and deliver to the Bank a power of attorney, in form and substance satisfactory to the Bank, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent, Trademark or copyright; and

                           (iv) the Bank may direct the Borrower to refrain, in which event the Borrower shall refrain, from using or practicing any Trademark, Patent or copyright in any manner whatsoever, directly or indirectly and shall, if requested by the Bank change the borrower's name to eliminate therefrom any use of any Trademark and will execute such other and further documents as the Bank may request to further confirm this and transfer ownership of the Trademarks, Patents, copyrights and registrations and any pending applications therefor to the Bank.

                  (d) In the event of any disposition of any Patent, Trademark or copyright pursuant to this Article V, the Borrower shall supply its know-how and expertise relating to the manufacture and sale of the products or services bearing Trademarks or the products, services or works made or rendered in connection with or under Patents, Trademarks or copyrights, and its customer lists and other records relating to such Patents, Trademarks or copyrights and to the distribution of said products, services or works, to the Bank.

                  SECTION 5.03 LIMITATION ON DUTY OF THE BANK IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Bank shall have no duty to exercise any rights or take any steps to preserve the rights of the Borrower in the Collateral in its or the Borrower's possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Bank be liable to the Borrower or any other Person for failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Bank in good faith.

                  SECTION 5.04 APPLICATION OF PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Bank in the following order of priorities:


                           (a) to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Bank, and all expenses, liabilities and advances incurred or made by the Bank in connection therewith, and any other Obligations owing to the Bank in respect of sums advanced by the Bank to preserve the Collateral or to preserve its security interest in the Collateral;

                           (b) an amount equal to (A) the unpaid principal of and accrued but unpaid interest on all Loans and all other Obligations which arise or are incurred in connection with the Loan Documents; plus
         (B) all unpaid fees owing to the Bank under the Credit Agreement; plus
         (C) to the extent not covered by paragraph (i) above, all unreimbursed expenses for which the Bank is to be reimbursed pursuant to Section
         8.03 of the Credit Agreement or Section 7.03 hereof shall be applied to payment of the Obligations;

                           (c) an amount equal to the Derivatives Obligations shall be applied to the payment thereof;

                           (d) to the payment of all other Obligations, until all Obligations shall have been paid in full; and

                           (e) to payment to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  SECTION 5.05 ASSIGNED AGREEMENTS. The Borrower hereby irrevocably authorizes and empowers the Bank, in the Bank's sole discretion, if an Event of Default has occurred and is continuing, to assert, either directly or on behalf of the Borrower, any claims the Borrower may have, from time to time, against any other party to any Assigned Agreement or to otherwise exercise any right or remedy of the Borrower under any Assigned Agreement (including without limitation, the right to enforce directly against any party to an Assigned Agreement all of the Borrower's rights thereunder, to make all demands and give all notices and make all requests required or permitted to be made by the Borrower under any Assigned Agreements) as the Bank may deem proper. The Borrower hereby irrevocably makes, constitutes and appoints the Bank (and all officers, employees or agents designated by the Bank) as the Borrower's true and lawful attorney-in-fact for the purpose of enabling the Bank, to assert and collect such claims and to exercise such rights and remedies.

                                  ARTICLE VI

                                MISCELLANEOUS

                  SECTION 6.01 NOTICES. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party (i) at its address set forth on the signature pages hereto or (ii) other address, facsimile number or telex number as such party shall hereafter specify for the purpose of communications hereunder by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited, certified mail, return receipt requested, in the mails with appropriate first class postage prepaid, addressed as aforesaid or
(iv) if given by other means, when delivered at the address specified in this
Section 6.01. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

                  SECTION 6.02 NO WAIVERS; NON-EXCLUSIVE REMEDIES. No failure or delay on the part of the Bank to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Agreement or any other Loan Document or any other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. Without limiting the foregoing, nothing in this Agreement shall impair the right of the Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Credit Agreement and the other Loan Documents.


                  SECTION 6.03 COMPENSATION AND EXPENSES OF THE BANK; INDEMNIFICATION.

                  (a) Expenses. The Borrower shall pay (i) all out-of-pocket expenses of the Bank, including fees and disbursements of special and local counsel for the Bank, in connection with the preparation and administration of this Agreement or any document or agreement contemplated hereby, any consent or waiver hereunder or any amendment hereof or any Default or alleged Default and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Bank, including (without duplication) the fees and disbursements of outside counsel in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  (b) Protection of Collateral. If the Borrower fails to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Bank may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Bank for the costs hereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Bank from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Borrower. If the Borrower fails to promptly pay any portion thereof when due, the Bank may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agrees to reimburse the Bank therefor on demand. All sums so paid or incurred by the Bank for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Bank in enforcing or protecting the Security Interests or any of its rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to the Loans plus 2%, be additional Obligations hereunder.

                  (c) Indemnification. The Borrower agrees to indemnify each Indemnitee and hold each

      Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchasing, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable) the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, any claims, arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The Borrower agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, the Borrower shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to notify the Borrower of any such assertion of which such Indemnitee has knowledge.


                  (d) Obligations; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations. The indemnity obligations of the Borrower contained in this Section 6.03 shall continue in full force and effect notwithstanding the full payment of all Note and all of the other Obligations and notwithstanding the discharge thereof.

                  SECTION 6.04 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

                  SECTION 6.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Bank and its successors and assigns. The Borrower shall not assign or delegate any of its rights and duties hereunder without the prior written consent of the Bank.

                  SECTION 6.06 LIMITATION OF LAW; SEVERABILITY.

                  (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

                  SECTION 6.07 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than such states are governed by the laws of such jurisdictions.

                  SECTION 6.08 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Bank shall receive counterparts hereof executed by itself and the Borrower.

                  SECTION 6.09 TERMINATION. Upon full, final and irrevocable payment and performance of all Obligations and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. In addition, at any time and from time to time prior to such termination of the Security Interests, the Bank may release any of the Collateral. Upon any such termination of the Security Interests or release of Collateral, the Bank will, upon request by and at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the Bank.

                  SECTION 6.10 ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



WITNESS/ATTEST:            LUNN INDUSTRIES, INC.

________________________ By:________________________________________
                               Name:   Alan W. Baldwin
                               Title:  Chief Executive Officer and Chairman

                               1 Garvies Point Road
                               Glen Cove, New York  11542-2828
                               Facsimile No.:   ____________________


WITNESS:                   ALCORE, INC.

________________________ By:__________________________________(SEAL)
                               Name:   Edward A. Kiley
                               Title:  President/General Manager

                               1324 Brass Mill Road
                               Belcamp, Maryland  21017
                               Facsimile No.:   ___________________


WITNESS/ATTEST:            FIRST UNION NATIONAL BANK OF MARYLAND

________________________ By:________________________________________
                               Name:   Robert Linthicum
                               Title:  Vice President

                               7 East Baltimore Street
                               2nd Floor
                               Baltimore, Maryland  21202
                               Attn:   Robert Linthicum
                               Facsimile No.:  (410) 244-1236

                                SCHEDULE 4.01
                                      TO

                              SECURITY AGREEMENT

                             SCHEDULE OF FILINGS

                        TO PERFECT SECURITY INTERESTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Time for Filing of
                                Filing               Type of         File           Date of         Periodic Continuation
Name of Debtor                  Jurisdiction         Filing          Number         Filing          Statements

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

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

                                  EXHIBIT A

                                      TO

                              SECURITY AGREEMENT

                            PERFECTION CERTIFICATE

                                  SCHEDULE B

                                      TO

                              SECURITY AGREEMENT

                          DESCRIPTION OF COLLATERAL


Description for Face of UCC-1:

All of the Debtor's now existing or hereafter arising, right, title and interest in and to all personal property, tangible or intangible, whether now or hereafter in existence, including, without limitation, all accounts, accounts receivable, contract rights, money, instruments, documents, chattel paper, general intangibles, inventory, equipment and fixtures, as more fully described in Schedule A hereto which is made a part hereof. Products and proceeds of the foregoing, including any of the foregoing which are acquired with any cash proceeds of the foregoing, are included.

Text of Schedule A to UCC-1:

                  This financing statement covers the types of property described on the face of the Financing Statement of which this Schedule is a part and all right, title and interest of the Debtor in and to the following types (or items) of property whether now owned or existing or hereafter acquired, created or arising (all being collectively referred to as the Collateral):

                  (a)      Accounts;

                  (b)      Inventory;

                  (c)      General Intangibles;

                  (d)      Documents;

                  (e)      Instruments;

                  (f)      Equipment;

                  (g) the Collateral Accounts, all cash deposited therein from time to time, the Liquid Investments and other monies and property (including deposit accounts) of any kind of the Debtor maintained with or in the possession or under the control of the Secured Party;

                  (h) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Debtor pertaining to any of the Collateral; and (g) all Proceeds of all or any of the Collateral described in clauses (a) through (g) hereof.


                  As used in this Schedule A, the following terms have the following meanings:

                  "Accounts" means all "accounts" now owned or hereafter acquired by the Debtor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Debtor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Debtor's rights in, to and under all purchase orders for goods, services or other property, and all of the Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Debtor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "Cash Equivalents" means (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated in the highest grade by a nationally recognized credit rating agency or (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $250,000,000; provided, in each case that such investment matures within one year from the date of acquisition thereof by the Debtor.

                  "Collateral Accounts" means one or more deposit accounts established with or in the possession or under the control of the Secured Party into which cash or cash proceeds (including cash proceeds of insurance policies, awards of condemnation or other compensation) of any Collateral are deposited from time to time.

                  "Documents" means all "documents" or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Debtor.

                  "Equipment" means all "equipment" now owned or hereafter acquired by the Debtor, including all items of machinery, equipment, fur, trucks, trailers, railcars, barges and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

                  "General Intangibles" means all "general intangibles" now owned or hereafter acquired by the Debtor, including, without limitation, (i) all obligations and indebtedness owing to the Debtor (other than Accounts), from whatever source arising (ii) all Patents, Trademarks, copyrights, Licenses, rights in intellectual property, goodwill, trade names, trade secrets, confidential or proprietary technical and business information, know-how, show-how, software, customer lists, subscription lists, data bases and related documentation, registration, franchises and all other intellectual or other similar property rights, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plans or similar arrangements maintained for employees of the Debtor or any member of the ERISA Group and (v) all "uncertificated securities".

                  "Instruments" means all "instruments", "chattel paper", "certificated securities" or "letters of credit" evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts or General Intangibles, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor.

                  "Inventory" means all inventory now owned or hereafter acquired by the Debtor, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "Licenses" means any Patent License, Trademark License or other license or sublicense as to which the Debtor is a party (other than those license agreements which by their terms prohibit assignment or a grant of a security interest by such Debtor as licensee thereunder); provided that the rights to payments under any such Licenses shall be included in the Collateral to the extent permitted thereby or by Section 9-318 of the Uniform Commercial Code.

                  "Liquid Investments" means Cash Equivalents; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Secured Party and (ii) in order to provide the Secured Party with a perfected security interest therein, each Liquid Investment shall be either:

                                    (i) evidenced by negotiable certificates or
                  instruments, or if non-negotiable then issued in the name of the Secured Party, which (together with any appropriate instruments of transfer) are delivered to and held by, the Secured Party or an agent thereof (which shall not be the Debtor or an affiliate) in the State of Maryland; or

                                    (ii) in book-entry form and issued by the
                  United States and subject to pledge under applicable state law and United States Treasury regulations and as to which (in the opinion of counsel to the Secured Party) appropriate measures shall have been taken for perfection of the security interests.

                  "Patent License" means any agreement now or hereafter in existence granting to the Debtor, or pursuant to which the Debtor has granted to any other person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a Patent or application for Patent is in existence on such invention or not, and whether a Patent or application for Patent on such invention may come into existence.

                  "Patents" means all of the following:

                           (a) all letters patent and design letters patent of the United States or any other country, all applications for letters patent and design letters patent of the United States or any other country including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof;

                           (b) all reissues, divisions, continuations, continuations-in-part, renewals or extensions thereof;

                           (c) all claims for, and rights to sue for, past or future infringement of any of the foregoing; and

                           (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

                  "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of or other realization upon or payment for the use of, collateral, including (without limitation) all claims of the Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

                  "Trademark License" means any agreement now or hereafter in existence granting to the Debtor, or pursuant to which the Debtor has granted to any other person, any right to use any Trademark.

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

                  "Trademarks" means all of the following:

                           (i)  the following registered Trademarks and
         Trademark applications:

                           (ii) all other trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law,

                           (iii) the goodwill of the business symbolized thereby or associated with each of them,

                           (iv) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof,

                           (v)      all reissues, extensions and renewals
         thereof,

                           (vi) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

                           (vii) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

                  As used in this Schedule A, the uncapitalized terms "account", "account debtor", "certificated securities", "uncertificated securities", "chattel paper", "contract right", "document", "equipment", "letter of credit", "instrument", "warehouse receipt", "bill of lading", "document of title", "inventory", "general intangibles", "money" and "proceeds" have the meanings of such terms as defined in the Uniform Commercial Code.

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